GENERAL	6 Months Ended
Jun. 30, 2025
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Compugen (the “Company”) is a clinical-stage therapeutic discovery and development company utilizing its broadly applicable predictive AI/ML-powered computational discovery platform (Unigen™) to identify new drug targets and biological pathways for developing cancer immunotherapies. Compugen has two proprietary product candidates in Phase 1 development: COM701, a potential first-in-class anti-PVRIG antibody and COM902, a potential best-in-class antibody targeting TIGIT for the treatment of solid tumors. Rilvegostomig, a PD-1/TIGIT bispecific antibody where the TIGIT component is derived from Compugen’s clinical stage anti-TIGIT antibody, COM902, is in Phase 3 development by AstraZeneca through a license agreement for the development of bispecific and multispecific antibodies. GS-0321 (previously COM503), a potential first-in-class, high affinity anti-IL-18 binding protein antibody, which is in Phase 1 development is licensed to Gilead. In addition, the Company’s therapeutic pipeline of early-stage immuno-oncology programs consists of research programs aiming to address new mechanisms to activate the immune system against cancer.

b.	The Company is headquartered in Holon, Israel. Its clinical development activities operate from the Company’s headquarters in Israel and from its U.S. subsidiary in San Francisco, California.

c.
The Company has incurred losses in the amount of $14,523 during the six months ended June 30, 2025, has an accumulated deficit of $503,281 as of June 30, 2025, and has an accumulated negative cash flow from operating activities in the amount of $18,564 for the six months ended June 30, 2025. The Company believes that its existing capital resources will be adequate to satisfy its expected liquidity requirements at the current level of yearly expenditures at least twelve months from the reporting date.

d.
Effective March 30, 2018, the Company entered into an exclusive license agreement with MedImmune Limited, the global biologics research and development arm of AstraZeneca (“AstraZeneca”) to enable the development of bi-specific and multi-specific immuno-oncology antibody products. Under the terms of the agreement, Compugen provided an exclusive license to AstraZeneca for the development of bi-specific and multi-specific antibody products derived from COM902. AstraZeneca has the right to create multiple products under this license and is solely responsible for all research, development and commercial activities under the agreement. In connection with such license agreement, AstraZeneca developed rilvegostomig, a novel PD-1/TIGIT bi-specific antibody with a TIGIT component that is derived from our COM902. Rilvegostomig entered the clinic in September 2021, the first patient dosing in the first indication of its Phase 3 study took place in December 2023, and the first patient dosing in the second indication Phase 3 study took place in May 2024. Compugen received a $10,000 upfront payment and $30,500 milestone payments out of up to $200,000 that the Company is eligible to receive in development, regulatory and commercial milestones for the first product as well as tiered royalties on future product sales. If additional products are developed, additional milestones and royalties would be due to Compugen for each product.

e.
On December 18, 2023, the Company entered into an exclusive license agreement (the “License Agreement”) with Gilead Sciences, Inc. (“Gilead”) pursuant to which the Company granted Gilead an exclusive license under the Company’s then pre-clinical antibody program against IL-18 binding protein and all intellectual property rights subsisting therein, to use, research, develop, manufacture and commercialize products, including the Company’s COM503 product candidate, now named GS-0321, and additional products that may be so developed by Gilead (together with GS-0321, the “Licensed Products”).

Pursuant to the License Agreement, Gilead paid the Company a one-time, upfront payment of $60,000 in January 2024. The Company has continued to develop GS-0321 during the initial development term, which included conducting activities defined within the agreement to advance GS-0321 through the clearance of an investigational new drug application (“IND”) and further. Gilead paid to the Company $30,000 in the form of a milestone payment upon clearance of the IND for GS-0321. The Company is also eligible to receive up to approximately $758,000 in additional milestone payments upon the achievement of certain development, regulatory and commercial milestones. The Company is further eligible to receive a single-digit to low double-digit tiered royalties on worldwide net sales of Licensed Products.

The Company is responsible for conducting a Phase 1 clinical trial for GS-0321, including handling the regulatory matters in connection therewith, and will bear the costs of such trial (including the GS-0321 drug supply), with Gilead providing at no cost its zimberelimab antibody for such trial. In certain circumstances, Gilead may assume the role of conducting the Phase 1 clinical trial.

Upon completion of the Phase 1 clinical trial for GS-0321, the Company will initiate the transfer of development activities related to GS-0321 to Gilead, following which, Gilead will have sole responsibility to develop and commercialize the Licensed Products.

During the term of the License Agreement, the Company is prohibited from researching, developing, making, and commercializing any compounds, molecules, products or treatment methods that are directed to IL-18 or any companion diagnostics for an IL-18 product.

Unless terminated early by a party pursuant to its terms, the License Agreement will continue in effect on a Licensed Product-by-Licensed Product and country-by-country basis until the expiration of the last royalty term in such country.

Gilead withheld at source 15% from the upfront payment and IND clearance milestone amounts paid to the Company in January 2024 and in September 2024, respectively, and is expected to continue and withhold at source all taxes required by law from all payments payable to the Company under the License Agreement.

The License Agreement contains customary representations, warranties, covenants, and terms governing the prosecution and enforcement of certain intellectual property and issues related to technology transfer, manufacturing transfer, provisions with respect to establishment of joint steering committee and its governance covenants with respect to change of control and others.